Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2018
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information (Unaudited)
Quarterly Financial Information (Unaudited)
The following financial information reflects all normal recurring adjustments, which are, in the opinion of management, necessary for a fair statement of the results of the interim periods. Summarized quarterly data for fiscal 2018 and 2017 are as follows (in thousands, except per share data):

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Fiscal 2018
Revenues	$25,465	$27,080	$25,707	$25,928
Gross profit	$4,607	$5,567	$4,358	$3,739
Loss from operations	$(1,609)	$(248)	$(1,290)	$(1,398)
Loss from continuing operations	$(1,388)	$(350)	$(1,187)	$(914)
Income (loss) from discontinued operations	$5,494	$—	$(239)	$(680)
Net income (loss) (2)	$4,106	$(350)	$(1,426)	$(1,594)
Net income (loss) per share — basic and diluted:
Net loss from continuing operations (1)	$(0.07)	$(0.02)	$(0.06)	$(0.05)
Net income (loss) from discontinued operations (1)	$0.27	$—	$(0.01)	$(0.03)
Net income (loss) per share — basic and diluted (1)	$0.20	$(0.02)	$(0.07)	$(0.08)

Fiscal 2017
Revenues	$25,840	$26,685	$25,795	$26,312
Gross profit	$5,602	$5,688	$5,370	$4,536
Loss from operations	$(1,451)	$(1,998)	$(105)	$(1,745)
Loss from continuing operations	$(2,251)	$(2,846)	$(7,334)	$(22,605)
Income (loss) from discontinued operations	$175	$74	$(1,565)	$622
Net loss (3)	$(2,076)	$(2,772)	$(8,899)	$(21,983)
Net income (loss) per share — basic and diluted:
Net loss from continuing operations (1)	$(0.11)	$(0.14)	$(0.37)	$(1.13)
Net income (loss) from discontinued operations (1)	$0.01	$—	$(0.08)	$0.03
Net loss per share — basic and diluted (1)	$(0.10)	$(0.14)	$(0.44)	$(1.10)

(1)	Earnings per share are computed independently for each of the quarters presented. Therefore, the sum of the quarterly net earnings per share will not necessarily equal the total for the year.

(2)
In the third quarter of 2018, the Company completed the sale of buildings and a portion of land in its Fargo, North Dakota location with a net book value of $1.5 million, for net cash proceeds of approximately $1.0 million, resulting in a loss on sale of $0.5 million, which has been classified as a “Loss on sale of buildings” in the consolidated statement of operations.

(3)
In the third and fourth quarters of 2017, the Company has increased its valuation allowance for deferred tax assets associated with net operating losses based on an estimated forecast of business operation profitability as well as material changes in business operations from business events. In the fourth quarter of 2017, the remaining deferred tax assets related to net operating losses were fully reserved. In addition, the fourth quarter of 2017 includes the impact of tax rate changes from enacted tax legislation signed in December 2017.